UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2016

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 10, 2016, Dover Corporation (the “Company”) issued a press release, attached as Exhibit 99.1 and incorporated by reference herein, to revise the Company’s 2016 revenue and diluted earnings per share guidance, provide an update on business trends, and update the status of the Company’s Wayne Fueling Systems acquisition.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

Exhibits

The following exhibit is furnished as part of this report.

Exhibit	Description

99.1	Dover Corporation Press Release dated October 10, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dover Corporation Press Release dated October 10, 2016